NATIONS FUND TRUST

                       NATIONS STRATEGIC FIXED INCOME FUND

                          Supplement dated May 15, 1998
                      to Prospectuses dated August 1, 1997

         The combined prospectuses for the Primary A, Primary B, Investor A, Investor B (formerly Investor N) and Investor C Shares for Nations Strategic Fixed Income Fund are hereby supplemented by deleting the paragraph regarding Gregory H. Cobb under the heading "How The Funds Are Managed" and inserting in its place the following:

               The Fixed Income Management Team of TradeStreet is responsible for the day-to-day management of Nations Strategic Fixed Income Fund.